UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     March 7, 2012

Ziyang Ceramics Corporation
(Exact name of registrant as specified in its charter)

Florida	000-53874	82-0326560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LvBiao Industrial Park, Longdu Street, Zhucheng City, Shangdong Province China
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	86-536-6046925

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Our common stock is quoted on the OTC Bulletin Board currently under the symbol CAAH.  In furtherance to the corporate name change of our company to Ziyang Ceramics Corporation as disclosed in our Current Report on Form 8-K as filed on January 27, 2012, the trading symbol of our common stock will change to ZYCI at the open of business on March 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIYANG CERAMICS CORPORATION

Date: March 7, 2012	By: /s/ Lingbo Chi
Lingbo Chi, Chief Executive Officer